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


                                 NO. 95-016749

KINGWOOD LAKES SOUTH, L.P.             ||          IN THE DISTRICT COURT OF
ET AL.,                                ||
                                       ||
VS.                                    ||          HARRIS COUNTY, TEXAS
                                       ||
GERALD D. MURPHY AND                   ||
DOUGLAS A. MURPHY, ET AL.              ||          151ST JUDICIAL DISTRICT


                              CHARGE OF THE COURT

LADIES AND GENTLEMEN OF THE JURY:

     This case is submitted to you by asking questions about the facts, which you must decide from the evidence you have heard in this trial. You are the sole judges of the credibility of the witnesses and the weight to be given their testimony, but in matters of law, you must be governed by the instructions in this charge. In discharging your responsibility on this jury, you will observe all the instructions which have previously been given you. I shall now give you additional instructions which you should carefully and strictly follow during your deliberations.

     1. Do not let bias, prejudice or sympathy play any part in your deliberations.

     2. In arriving at your answers, consider only the evidence introduced here under oath and such exhibits, if any, as have been introduced for your consideration under the rulings of the court, that is, what you have seen and heard in this courtroom, together with the law as given you by the court. In your deliberations, you will not consider or discuss anything that is not represented by the evidence in this case.

     3. Since every answer that is required by the charge is important, no juror should state or consider that any required answer is not important.

     4. You must not decide who you think should win, and then try to answer the questions accordingly. Simply answer the questions, and do not discuss nor concern yourselves with the effect of your answers.

     5. You will not decide the answer to a question by lot or by drawing straws, or by any other method of chance. Do not return a quotient verdict. A quotient verdict means that the jurors agree to abide by the result to be reached by adding together each juror's figures and dividing by the number of jurors to get an average. Do not do any trading on your answer; that is, one juror should not agree to answer a certain question one way if others will agree to answer another question another way.

     6. You may render your verdict upon the vote of ten or more members of the jury. The same ten or more of you must agree upon all of the answers made and to the entire verdict. You will not, therefore, enter into an agreement to be bound by a majority or any other vote of less than ten jurors. If the verdict and all of the answers therein are reached by unanimous agreement, the presiding juror shall sign the verdict for the entire jury. If any juror disagrees as to any answer made by the verdict, those jurors who agree to all findings shall each sign the verdict.

     These instructions are given you because your conduct is subject to review the same as that of the witnesses, parties, attorneys and the judge. If it should be found that you have disregarded any of these instructions, it will be jury misconduct and it may require another trial by another jury; then all of our time will have been wasted.

     The presiding juror or any other who observes a violation of the court's instructions shall immediately warn the one who is violating the same and caution the juror not to do so again.

     When words are used in this charge in a sense that varies from the meaning commonly understood, you are given a proper legal definition, which you are bound to accept in place of any other meaning.

     Answer "Yes" or "No" to all questions unless otherwise instructed. A "Yes" answer must be based on a preponderance of the evidence unless otherwise instructed. If you do not find that a preponderance of the evidence supports a "Yes" answer, then answer "No." The term "preponderance of the evidence" means the greater weight and degree of credible evidence introduced before you and admitted in this case. Whenever a question requires an answer other than "Yes" or "No," your answer must be based on a preponderance of the evidence unless otherwise instructed.

                          Charge of the Court, page 2

                             GENERAL INSTRUCTIONS
                             --------------------

     1. "Proximate cause" means that cause which, in a natural and continuous sequence, produces an event, and without which cause such event would not have occurred. In order to be a proximate cause, the act or omission complained of must be such that a person using the degree of care required of him would have foreseen that the event, or some similar event, might reasonably result therefrom. There may be more than one proximate cause of an event.

     2. A fact may be established by direct evidence or by circumstantial evidence or both. A fact is established by direct evidence when proved by documentary evidence or by witnesses who saw the act done or heard the words spoken. A fact is established by circumstantial evidence when it may be fairly and reasonably inferred from other facts proved.

     3.   Partners owe each other the following duties:

     (a)  Duties. A partner owes to the partnership and the other partners:

          (1)  a duty of loyalty; and

          (2)  a duty of care.

     (b)  Loyalty. A partner's duty of loyalty includes:

          (1) accounting to the partnership and holding for it any property, profit, or benefit derived by the partner in the conduct and winding up of the partnership business or from use by the partner of partnership property;

          (2) refraining from dealing with the partnership on behalf of a party having an interest adverse to the partnership; and

          (3) refraining from competing with the partnership or dealing with the partnership in a manner adverse to the partnership.

     (c) Care. A partner's duty of care to the partnership and other partners is to act in the conduct and winding up of the partnership business with the care an ordinarily prudent person would exercise in similar circumstances. An error in judgment does not by itself constitute a breach of this duty of care. A partner is presumed to satisfy this duty if the partner acts on an informed basis and in compliance with Subsection (d).

     (d) Method of Discharge. A partner shall discharge the partner's duties to the partnership and the other partners under this Act or under the partnership agreement, and exercise any rights and powers in the conduct or winding up of the partnership business;

                         Charge of the Court, page 3.

         (1)  in good faith; and

         (2) in a manner the partner reasonably believes to be in the best interest of the partnership.

     (e) Effect of Partner Benefit. A partner does not violate a duty or obligation under the partnership agreement merely because the partner's conduct furthers the partner's own interest.

     (f) Trustee Standard Inapplicable. A partner, in that capacity, is not a trustee and is not held to the same standards as a trustee.

     4. In answering any question concerning interpretation of a term in the Agreement of Limited Partnership, you may consider and apply all the terms and provisions of the Agreement of Limited Partnership (Plaintiffs' Exhibit 1 and Defendants' Exhibit 1) together with the Exhibits, if any, attached thereto on or about December 22/23, 1994, as written. You are further instructed that, for any questions concerning interpretation of a term in the Agreement of Limited Partnership, you are bound by the definitions of the terms and conditions contained in the Agreement of Limited Partnership and in the Exhibits, if any, attached thereto on or about December 22/23, 1994.

                        Charge of the Court, page 4.

                              GENERAL DEFINITIONS
                              -------------------

     1. "Kingwood Lakes South" means Kingwood Lakes South, L.P., a Texas limited partnership.

     2. The "Partnership Agreement" means the Agreement of Limited Partnership of Kingwood Lakes South, L.P., executed on or about December 22, 1994 by and between Tenzer Company, Inc., Gerald D. Murphy, Douglas A. Murphy, and Anthony
M. Frank.

     3.  "ERLY" means ERLY Industries, Inc.

     4.  "ARI" means American Rice, Inc.

     5.  "Tenzer Co." means Tenzer Company, Inc.

     6.  "Tenzer" means Michael L. Tenzer.

     7.  "Frank" means Anthony M. Frank.



                         Charge of the Court, page 5.

                                QUESTION NO. 1

     Did Tenzer Co., Frank, Gerald Murphy and Douglas Murphy agree to the Annual Operating Plan for 1995 (Plaintiffs' Exhibit 3), referred to in Exhibit B to the Partnership Agreement?


Answer "Yes" or "No."

     Answer:  yes
             -----



                         Charge of the Court, page 6.

                                QUESTION NO. 2

     Did Tenzer Co., Frank, Gerald Murphy and Douglas Murphy intend to be bound to a partnership agreement that included as Exhibit D the document labeled "Kingwood Lakes South Partnership Pro Forma Key Assumptions - 1994$, Run 7.0" (Plaintiffs' Exhibit 1A)?


     Answer "Yes" or "No."

     Answer:  yes
             -----



                         Charge of the Court, page 7.

                                QUESTION NO. 3

     Did the failure, if any, by Gerald Murphy and Douglas Murphy or either of them, if any, to comply with the Partnership Agreement proximately cause damages to Tenzer Co. or Frank?

Answer "Yes" or "No" for each of the following:

     Answer:

     a.  failure, if any, to comply by Gerald Murphy

         1.  Tenzer Co.  yes
                        -----

         2.  Frank       yes
                        -----

     b.  failure, if any, to comply by Doug Murphy

         1.  Tenzer Co.  yes
                        -----

         2.  Frank       yes
                        -----



                          Charge of the Court, page 8.

                                QUESTION NO. 4

     Was the failure of Gerald Murphy or Douglas Murphy, if any, to comply with the Agreement for Limited Partnership excused?

     You are instructed that Gerald Murphy and/or Douglas Murphy is excused from the agreement if any one of the following occurred:

     a. If Tenzer Co. had failed to comply with a material obligation at a time when Tenzer Co. was insisting on performance by Gerald Murphy and/or Douglas Murphy;


     ANSWER "YES" OR "NO" FOR EACH:

     ANSWER:

     GERALD MURPHY:    NO
                    ---------------
     DOUGLAS MURPHY:   NO
                    ---------------

     b. If Tenzer Co. fraudulently induced Gerald Murphy and/or Douglas Murphy into entering the Agreement of Limited Partnership:

         Fraudulent inducement occurred if Tenzer Co.

         1.  made a material misrepresentation,

         2. the misrepresentation was made with knowledge of its falsity or made recklessly without any knowledge of the truth and as a positive assertion,

         3. the misrepresentation was made with the intention that it should be acted on by the person, and

         4. the person acted in reliance upon the misrepresentation and thereby suffered injury.

             "Misrepresentation" means a false statement of fact.

         Fraudulent inducement occurred if Tenzer Co.

         1. concealed or failed to disclose a material fact within its knowledge;

         2. knew that the other party was ignorant of the fact and did not have an equal opportunity to discover the truth;

                         Charge of the Court, page 9.

     3. intended to induce the other party to take some action by concealing or failing to disclose the fact; and

     4. the other party suffered an injury as a result of acting without knowledge of the undisclosed fact.

ANSWER "YES" OR "NO" FOR EACH:

ANSWER:

GERALD MURPHY:   NO
                --------------
DOUGLAS MURPHY:  NO
                --------------

c. Tenzer Co. had breached its duties as general partner at a time when it was insisting on performance by Gerald Murphy and/or Douglas Murphy:

ANSWER "YES" OR "NO" FOR EACH:

ANSWER:

GERALD MURPHY:   NO
                --------------
DOUGLAS MURPHY:  NO
                --------------

d. Tenzer Co. admitted in writing by January 1, 1995 that its assets were insufficient to pay its liabilities as they matured; or

ANSWER "YES" OR "NO" FOR EACH:

ANSWER:

GERALD MURPHY:   NO
                --------------
DOUGLAS MURPHY:  NO
                --------------

e. Tenzer Co. admitted in writing by February 28, 1995 that its assets were insufficient to pay its liabilities as they matured.

ANSWER "YES" OR "NO" FOR EACH:

ANSWER:

GERALD MURPHY:   NO
                --------------
DOUGLAS MURPHY:  NO
                --------------

                         Charge of the Court, page 10.

                                QUESTION NO. 5

     Did Gerald Murphy, Douglas Murphy or either of them breach a duty owed to their partners that was a proximate cause of damages to Tenzer Co. or Frank?


     Answer "Yes" or "No" for each of the following:

     Answer:

     (a) the breach, if any, by Gerald Murphy that proximately caused damages to:

     1.  Frank      Yes
                    ----------

     2.  Tenzer Co. Yes
                    ----------

     (b) the breach, if any, by Douglas Murphy that proximately caused damages to:

     1.  Frank      Yes
                    ----------

     2.  Tenzer Co. Yes
                    ----------


                         Charge of the Court, page 11.

     If you have answered "Yes" to Question No. 5, then answer the following question. Otherwise, do not answer the following question.

                                QUESTION NO. 6

     WAS THE BREACH FOUND BY YOU IN QUESTION NO. 5 COMMITTED WITH MALICE?

     "Malice" means:

     (a)  a specific intent to cause substantial injury; or

     (b)  an act or omission

          (i) which, when viewed objectively from the standpoint of the actor at the time of its occurrence, involved an extreme degree of risk, considering the probability and magnitude of the potential harm to others; and

          (ii) of which the actor had actual, subjective awareness of the risk involved, but nevertheless proceeded with conscious indifference to the rights, safety, or welfare of other.

     ANSWER "YES" OR "NO" FOR EACH OF THE FOLLOWING:

     ANSWER:

     (A)  THE BREACH BY GERALD MURPHY THAT PROXIMATELY CAUSED DAMAGES TO:

          1.  FRANK          YES
                             ----------

          2.  TENZER CO.     YES
                             ----------

     (B)  THE BREACH BY DOUGLAS MURPHY THAT PROXIMATELY CAUSED DAMAGES TO:

          1.  FRANK          YES
                             ----------

          2.  TENZER CO.     YES
                             ----------

                         Charge of the Court, page 12.

     If you have answered "Yes" to Question No. 5, then answer the following question. Otherwise do not answer the following question.


                                QUESTION NO. 7


     Did ARI and ERLY or either of them willfully participate in the breach of duties found by you in Question No. 5?

     "Willfully" means knowingly, intentionally, or deliberately.

     Answer "Yes" or "No" for each:

     Answer:

     ARI:     yes
             -----

     ERLY:    yes
             -----




                         Charge of the Court, page 13.

                                QUESTION NO. 8

     Did Gerald Murphy, Douglas Murphy, ARI and ERLY or any of them commit a fraud that proximately caused damages to Tenzer Co. and Frank or either of them?

     1.  Fraud by affirmative misrepresentation occurs when --

         a.  a party makes a material misrepresentation;

         b. the misrepresentation is made with knowledge of its falsity or made recklessly without any knowledge of its truth and as a positive assertion;

         c. the misrepresentation is made with the intention that it should be acted on by the other party; and

         d. the other party acts in reliance on the misrepresentations and thereby suffers injury.


     "Misrepresentation" means:

         a.  a false statement of fact;

         b. a promise of future performance made with an intent not to perform as promised;

         c.  a statement of opinion based on a false statement of fact;

         d.  a statement of opinion that the maker knows to the false; or

         e. an expression of opinion that is false, made by one claiming or implying to have special knowledge or the subject matter of the opinion. "Special Knowledge" means knowledge or information superior to that possessed by the other party and to which the other party did not have equal access.

     2.  Fraud by failure to disclose occurs when --

         a. a party conceals or fails to disclose a material fact within the knowledge of that party;

         b. the party knows that the other party is ignorant of the fact and does not have an equal opportunity to discover the truth;

         c. the party intends to induce the other party to take some action by concealing or failing to disclose the fact; and

                         Charge of the Court, page 14.

     d. the other party suffers injury as a result of acting without knowledge of the undisclosed fact.

ANSWER "YES" OR "NO" FOR EACH.

ANSWER:

1.  AFFIRMATIVE MISREPRESENTATION:

                                    TENZER CO.              FRANK
                                    ----------              -----
GERALD MURPHY                           YES                  YES
                                    ----------              ----------
DOUGLAS MURPHY                          YES                  YES
                                    ----------              ----------
ARI                                     YES                  YES
                                    ----------              ----------
ERLY                                    YES                  YES
                                    ----------              ----------

2.  FAILURE TO DISCLOSE:

                                    TENZER CO.              FRANK
                                    ----------              -----
GERALD MURPHY                           YES                  YES
                                    ----------              ----------
DOUGLAS MURPHY                          YES                  YES
                                    ----------              ----------


                         Charge of the Court, page 15.

     If you have answered "Yes" to Question No. 8, then answer the following question. Otherwise, do not answer the following question.

                                QUESTION NO. 9

     WERE ONE OR MORE OF THOSE NAMED BELOW, PART OF A CONSPIRACY THAT DAMAGED TENZER CO. AND FRANK OR EITHER OF THEM?

     To be part of a conspiracy, one or more of those named below must have had knowledge of, agreed to and intended a common objective or course of action that resulted in the damages to Tenzer Co. and/or Frank. One or more persons involved in the conspiracy must have performed some act or acts to further the conspiracy.

     ANSWER "YES" OR "NO" FOR EACH:

ANSWER:

                                       TENZER CO.         FRANK
                                       ----------         -----
GERALD MURPHY                             YES              YES
                                       ----------         ----------
DOUGLAS MURPHY                            YES              YES
                                       ----------         ----------
ARI                                       YES              YES
                                       ----------         ----------
ERLY                                      YES              YES
                                       ----------         ----------

                         Charge of the Court, page 16.

                                QUESTION NO. 10

     What sum of money, if any, if paid now in cash, would fairly and reasonably compensate Frank for his damages, if any?

     Consider the following elements of damages, if any, and none other.

     (a)  Loss of preferred return under the Partnership Agreement.

     (b) Frank's share of lost profits that were a natural, probable, and foreseeable consequence of the failure to comply.

     (c)  Loss of equity (capital) contribution made by Frank.

     Do not include in your answer any amount that you find Frank could have avoided by the exercise of reasonable care.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages. Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.

     Do not add any amount for interest on past damages, if any.


Answer in dollars and cents, if any, for the elements of damages defined above:


     (a)  Loss of preferred return:                 $   149,000
                                                     ----------

     (b)  Lost profits:                             $   430,000
                                                     ----------

     (c)  Loss of equity (capital) contribution:    $   449,000
                                                     ----------

                         Charge of the Court, page 17.

                                QUESTION NO. 11

     What sum of money, if any, if paid now in cash, would fairly and reasonably compensate Tenzer Co. for its damages, if any?

     Consider the following elements of damages, if any, and none other.

     (a)  Loss of preferred return under the Partnership Agreement.

     (b)  Loss of equity (capital) contribution made by Tenzer Co.

     (c) Tenzer Co.'s share of lost profits that were a natural, probable, and foreseeable consequence of the failure to comply.

     (d) Tenzer Co.'s liability for partnership debts representing expenses incurred by Kingwood Lakes South in connection with the Project.

     (e) The management fees which Kingwood Lakes South would have paid Tenzer Co. had the Project gone forward. For purposes of this question, management fee is the difference between the total management fee to be paid by Kingwood Lakes South to Tenzer Co. minus costs that would have been incurred by Tenzer Co. in managing the project.

     Do not include in your answer any amount that you find Tenzer Co. could have avoided by the exercise of reasonable care.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages. Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.

     Do not add any amount for interest on past damages, if any.

Answer in dollars and cents, if any, for the elements of damages defined above:


     (a)  Loss of preferred return:                $   243,000.00
                                                    -------------

     (b)  Loss of equity (capital) contribution:   $   521,000.00
                                                    -------------

     (c)  Lost profits:                            $ 3,922,000.00
                                                    -------------

     (d)  Partnership debts:                       $   210,000.00
                                                    -------------

     (e)  Management fees:                         $ 3,733,000.00
                                                    -------------

                         Charge of the Court, page 18.

     If you have answered "Yes" to Question No. 3 and awarded damages in Question Nos. 10 or 11 for failure to comply with the Partnership Agreement, then answer this Question. Otherwise, do not answer this Question.

                                QUESTION NO. 12

     WHAT IS A REASONABLE FEE FOR THE NECESSARY SERVICES OF TENZER CO. AND FRANK'S ATTORNEYS IN THIS CASE, STATED IN DOLLARS AND CENTS, THAT IS ATTRIBUTABLE TO THE FAILURE TO COMPLY WITH THE PARTNERSHIP AGREEMENT?

     Please answer without considering which sum will actually be awarded by the court. That is a decision for the court at the time it renders its judgment in this case. Also, answer what the reasonable attorney's fees would be for an appeal of this case without considering whether there actually will be, or should be, an appeal.

     A.  FOR PREPARATION AND TRIAL.

     ANSWER:     $  4,342,400
                  -----------

     B.  FOR AN APPEAL TO THE COURT OF APPEALS.

     ANSWER:     $    271,400
                  -----------

     C. FOR MAKING OR RESPONDING TO AN APPLICATION OR MAKING OR RESPONDING TO AN APPEAL TO THE SUPREME COURT OF TEXAS.

     ANSWER:     $    135,700
                  -----------

     D.  IF AN APPEAL IS GRANTED BY THE SUPREME COURT OF TEXAS.

     ANSWER:     $    135,700
                  -----------

                                QUESTION NO. 14

     DID TENZER CO. BREACH A DUTY OWED TO ITS PARTNERS THAT WAS A PROXIMATE CAUSE OF DAMAGES TO GERALD MURPHY OR DOUGLAS MURPHY?

ANSWER "YES" OR "NO" FOR EACH OF THE FOLLOWING:

     ANSWER:

     GERALD MURPHY     NO
                      ----

     DOUGLAS MURPHY    NO
                      ----


                         Charge of the Court, page 21.

                                QUESTION NO. 15

     DID THE FAILURE, IF ANY, BY TENZER CO., IF ANY, TO COMPLY WITH THE PARTNERSHIP AGREEMENT PROXIMATELY CAUSE DAMAGES TO GERALD MURPHY OR DOUGLAS MURPHY?

ANSWER "YES" OR "NO" FOR EACH OF THE FOLLOWING:

     ANSWER:

     GERALD MURPHY     NO
                      ----

     DOUGLAS MURPHY    NO
                      ----


                         Charge of the Court, page 22.

     If you have answered Question No(s). 13 or 14 "Yes," then answer this question. Otherwise, do not answer this question.

                                QUESTION NO. 16

     Was the conduct of Tenzer Co. committed by and through Michael L. Tenzer?

     Answer "Yes" or "No."

     Answer:
            ----------------------



                         Charge of the Court, page 23

                                QUESTION NO. 17

     What sum of money, if any, if paid now in cash, would fairly and reasonably compensate Gerald Murphy and/or Douglas Murphy for their damages, if any?

     Consider the following elements of damages, if any, and none other:

     a.  Loss of equity (capital) contribution made by Douglas Murphy; and

     b.  Loss of the value of the ERLY stock by Gerald Murphy.

     Do not include in your answer any amount that you find Gerald Murphy and/or Douglas Murphy could have avoided by the exercise of reasonable care.

     Answer in dollars and cents:

       Gerald Murphy:     0
                       -------

       Douglas Murphy:    0
                       -------



                         Charge of the Court, page 24.

     After you retire to the jury room, you will select your own presiding juror. The first thing the presiding juror will do is to have this complete charge read aloud and then you will deliberate upon your answers to the questions asked.

     It is the duty of the presiding juror--

     1.  to preside during your deliberations,

     2. to see that your deliberations are conducted in an orderly manner and in accordance with the instructions in this charge,

     3. to write out and hand to the bailiff any communications concerning the case that you desire to have delivered to the judge,

     4.  to vote on the questions,

     5.  to write your answers to the questions in the spaces provided, and

     6. to certify to your verdict in the space provided for the presiding juror's signature or to obtain the signatures of all the jurors who agree with the verdict if your verdict is less than unanimous.

     You should not discuss the case with anyone, not even with other members of the jury, unless all of you are present and assembled in the jury room. Should anyone attempt to talk to you about the case before the verdict is returned, whether at the courthouse, at your home, or elsewhere, please inform the judge of this fact.

     When you have answered all the questions you are required to answer under the instructions of the judge and your presiding juror has placed your answers in the spaces provided and signed the verdict as presiding juror or obtained the signatures, you will inform the bailiff at the door of the jury room that you have reached a verdict, and then you will return into court with your verdict.


                                                        /s/ CAROLINE BAKER
                                                        --------------------
                                                        JUDGE PRESIDING

                         Charge of the Court, page 25.

                                  CERTIFICATE

     We, the jury, have answered the above and foregoing questions as herein indicated, and herewith return same into court as our verdict.

              (To be signed by the presiding juror if unanimous.)


                                       ------------------------------------
                                       PRESIDING JUROR

        (To be signed by those rendering the verdict if not unanimous.)


        [ILLEGIBLE SIGNATURE]                 [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        PEGGY D. LEON                         [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]                 JOHN P. O'MALLEY
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]                 [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]
------------------------------------

                         Charge of the Court, page 26.

                                 NO. 95-016749

KINGWOOD LAKES SOUTH, LP.              (s)              IN THE DISTRICT COURT OF
ET AL.,                                (s)
                                       (s)
VS.                                    (s)                 HARRIS COUNTY, TEXAS
                                       (s)
GERALD D. MURPHY AND                   (s)
DOUGLAS A. MURPHY, ET AL.              (s)              151ST JUDICIAL DISTRICT

                              CHARGE OF THE COURT

LADIES AND GENTLEMEN OF THE JURY:

     This case is submitted to you by asking questions about the facts, which you must decide from the evidence you have heard in this trial. You are the sole judges of the credibility of the witnesses and the weight to be given their testimony, but in matters of law, you must be governed by the instructions in this charge. In discharging your responsibility on this jury, you will observe all the instructions which have previously been given you. I shall now give you additional instructions which you should carefully and strictly follow during your deliberations.

     1. Do not let bias, prejudice or sympathy play any part in your deliberations.

     2. In arriving at your answers, consider only the evidence introduced here under oath and such exhibits, if any, as have been introduced for your consideration under the rulings of the court, that is, what you have seen and heard in this courtroom, together with the law as given you by the court. In your deliberations, you will not consider or discuss anything that is not represented by the evidence in this case.

     3. Since every answer that is required by the charge is important, no juror should state or consider that any required answer is not important.

     4. You must not decide who you think should win, and then try to answer the questions accordingly. Simply answer the questions, and do not discuss nor concern yourselves with the effect of your answers.

     5. You will not decide the answer to a question by lot or by drawing straws, or by any other method of chance. Do not return a quotient verdict. A quotient verdict means that the jurors agree to abide by the result to be reached by adding together each juror's figures and dividing by the number of jurors to get an average. Do not do any trading on your answers; that is, one juror should not agree to answer a certain question one way if others will agree to answer another question another way.

     6. You may render your verdict upon the vote of ten or more members of the jury. The same ten or more of you must agree upon all of the answers made and to the entire verdict. You will not, therefore, enter into an agreement to be bound by a majority or any other vote of less than ten jurors. If the verdict and all of the answers therein are reached by unanimous agreement, the presiding juror shall sign the verdict for the entire jury. If any juror disagrees as to any answer made by the verdict, those jurors who agree to all findings shall each sign the verdict.

     These instructions are given you because your conduct is subject to review the same as that of the witnesses, parties, attorneys and the judge. If it should be found that you have disregarded any of these instructions, it will be jury misconduct and it may require another trial by another jury; then all of our times will have been wasted.

     The presiding juror or any other who observes a violation of the court's instructions shall immediately warn the one who is violating the same and caution the juror not to do so again.

     When words are used in this charge in a sense that varies from the meaning commonly understood, you are given a proper legal definition, which you are bound to accept in place of any other meaning.

     Answer "Yes" or "No" to all questions unless otherwise instructed. A "Yes" answer must be based on a preponderance of the evidence unless otherwise instructed. If you do not find that a preponderance of the evidence supports a "Yes" answer, then answer "No." The term "preponderance of the evidence" means the greater weight and degree of credible evidence introduced before you and admitted in this case. Whenever a question requires an answer other than "Yes" or "No," your answer must be based on a preponderance of the evidence unless otherwise instructed.

                         Charge of the Court, page 2.

                                QUESTION NO. 1

     What sum of money, if paid now in cash, should be assessed against Gerald Murphy as exemplary damages, if any?

     "Exemplary damages" means an amount that you may in your discretion award as an example to others and as a penalty or by way of punishment.

     Factors to consider in awarding exemplary damages, if any, are-

       (i)    the nature of the wrong;

       (ii)   the character of the conduct involved;

       (iii)  the degree of culpability of Gerald Murphy;

       (iv)   the situation and sensibilities of the parties concerned;

       (v) the extent of which such conduct offends a public sense of justice and propriety; and

       (vi)   the net worth of Gerald Murphy.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages. Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.


                         Charge of the Court, page 6.

     Answer in dollars and cents, if any.

     Answer:


     GERALD MURPHY                 $   3,000,000.00
                                    ---------------


                         Charge of the Court, page 7.

                                QUESTION NO. 2

     What sum of money, if paid now in cash, should be assessed against Douglas Murphy as exemplary damages, if any?

     "Exemplary damages" means an amount that you may in your discretion award as an example to others and as a penalty or by way of punishment.

     Factors to consider in awarding exemplary damages, if any, are-

       (i)    the nature of the wrong;

       (ii)   the character of the conduct involved;

       (iii)  the degree of culpability of Douglas Murphy;

       (iv)   the situation and sensibilities of the parties concerned;

       (v) the extent of which such conduct offends a public sense of justice propriety; and

       (vi)   the net worth of Douglas Murphy.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages. Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.


                         Charge of the Court, page 8.

Answer in dollars and cents, if any.

Answer:

DOUGLAS MURPHY                $500,000.00
                               ----------


                         Charge of the Court, page 9.

                                QUESTION NO. 3

     What sum of money, if paid now in cash, should be assessed against ARI as exemplary damages, if any?

     "Exemplary damages" means an amount that you may in your discretion award as an example to others and as a penalty or by way of punishment.

     Factors to consider in awarding exemplary damages, if any, are -

         (i)   the nature of the wrong;

         (ii)  the character of the conduct involved;

         (iii) the degree of culpability of ARI;

         (iv)  the situation and sensibilities of the parties concerned;

         (v) the extent of which such conduct offends a public sense of justice and propriety; and

         (vi)  the net worth of ARI.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages. Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.

     Exemplary damages can be assessed against ARI or ERLY as a principal because of an act by an agent if, but only if:

         (a) The principal authorized the doing and the manner of the act, or

         (b) The agent was unfit and the principal was reckless in employing him, or

         (c) The agent was employed in a managerial capacity and was acting in the scope of employment, or

         (d) The employer or a manager of the employer's ratified or approved the act.

                         Charge of the Court, page 10.

ANSWER IN DOLLARS AND CENTS, IF ANY.

ANSWER:

ARI                              $ 100,000.00
                                 ------------

                        Charge of the Court, page 11.

                                QUESTION NO 4.

     What sum of money, if paid now in cash, should be assessed against ERLY as exemplary damages, if any?

     "Exemplary damages" means an amount that you may in your discretion award as an example to others and as a penalty or by way of punishment.

     Factors to consider in awarding exemplary damages, if any, are--

          (i)   the nature of the wrong;

          (ii)  the character of the conduct involved;

          (iii) the degree of equipability of ERLY;

          (iv)  the situation and sensibilities of the parties concerned;

          (v) the extent of which such conduct offends a public sense of justice and propriety; and

          (vi)  the net worth of ERLY.

     If you answer questions about damages, answer each question separately. Do not increase or reduce the amount in one answer because of the instructions in or your answers to any other questions about damages.
     Do not speculate about what any party's ultimate recovery may or may not be. Any recovery will be determined by the court when it applies the law to your answers at the time of judgment.

     Exemplary damages can be assessed against ARI or ERLY as a principal because of an act by an agent if, but only if:

          (a) The principal authorized the doing and the manner of the act, or

          (b) The agent was unfit and the principal was reckless in employing him, or

          (c) The agent was employed in a managerial capacity and was acting in the scope of employment, or

          (d) The employer or a manager of the employer's ratified or approved the act.

                        Charge of the Court, page 12.

ANSWER IN DOLLARS AND CENTS, IF ANY.

ANSWER:

ERLY                           $ 100,000.00
                               ------------

                         Charge of the Court, page 13.

     After you retire to the jury room, you will select your own presiding juror. The first thing the presiding juror will do is to have this complete charge read aloud and then you will deliberate upon your answers to the questions asked.

     It is the duty of the presiding juror --

     1.  to preside during your deliberations,

     2. to see that your deliberations are conducted in an orderly manner and in accordance with the instructions in this charge,

     3. to write out and hand to the bailiff any communications concerning the case that you desire to have delivered to the judge,

     4.  to vote on the questions,

     5.  to write your answers to the questions in the spaces provided, and

     6. to certify to your verdict in the space provided for the presiding juror's signature or to obtain the signatures of all the jurors who agree with the verdict if your verdict is less than unanimous.

     You should not discuss the case with anyone, not even with other members of the jury, unless all of you are present and assembled in the jury room. Should anyone attempt to talk to you about the case before the verdict is returned, whether at the courthouse, at your home, or elsewhere, please inform the judge of this fact.

     When you have answered all the questions you are required to answer under the instructions of the judge and your presiding juror has placed your answers in the spaces provided and signed the verdict as presiding juror or obtained the signatures, you will inform the bailiff at the door of the jury room that you have reached a verdict, and then you will return into court with your verdict.



                                              /s/   C. B.
                                              -------------------------------
                                              JUDGE PRESIDING
                                                  FOR JUDGE CAROLINE BAKER

                        Charge of the Court, page 14.

                                  CERTIFICATE

     We, the jury, have answered the above and foregoing questions as herein indicated, and herewith return same into court as our verdict.

              (To be signed by the presiding juror if unanimous.)


                                       ------------------------------------
                                       PRESIDING JUROR

        (To be signed by those rendering the verdict if not unanimous.)


        [ILLEGIBLE SIGNATURE]                 [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        PEGGY D. LEON                         [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]                 [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        JOHN P. O'MALLEY                      [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]
------------------------------------    ----------------------------------
        [ILLEGIBLE SIGNATURE]
------------------------------------

                         Charge of the Court, page 15.